UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

VAPOTHERM, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on June 23, 2020 for Vapotherm, Inc.

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement, annual report, and voting instructions, go to www.proxydocs.com/VAPO. To vote online while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for our Annual Meeting, please make this request on or before June 9, 2020.

For a Convenient Way to VIEW Proxy Materials
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VOTE Online go to: www.proxydocs.com/VAPO

Proxy Materials Available to View or Receive:

Annual Report and Proxy Statement

Printed materials may be requested by one of the following methods:

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If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Vapotherm, Inc. Notice of Annual Meeting
	Meeting Type:	Annual Meeting
	For holders as of:	April 27, 2020
	Date:	Tuesday June 23, 2020
	Time:	10:00 a.m. (Eastern Time)
	Place:	Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/VAPO for more details.
The Board of Directors Recommends a Vote FOR each of the director nominees listed in proposal 1 and FOR proposals 2 and 3.

1.	To elect three (3) directors, each to serve until the 2022 annual meeting of our stockholders.

Nominees:	(01) Anthony Arnerich
(02) Geoff Pardo
(03) Lance Berry

2.	To amend our Tenth Amended and Restated Certificate of Incorporation to add a federal forum selection provision.

3.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020.

Note: To conduct any other business properly brought before the Annual Meeting.

In order to attend, you must register in advance at www.proxydocs.com/VAPO prior to the deadline of June 19, 2020 at 5:00 pm Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions. Please be sure to follow instructions found on your Proxy Card and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email.